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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 10, 2005

                              ATLAS AMERICA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      1-32169                  51-0404430
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)

                    311 Rouser Road, Moon Township, PA 15108
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 412-262-2830

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communication pursuant to Rule 425 under the Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
            FISCAL YEAR

         On May 10, 2005, the Board of Directors ("Board") of Atlas America, Inc. (the "Company") amended the Company's bylaws. The amendments provide that a special meeting of stockholders may be called by any of the Company's Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, President or the Secretary, or a majority of the entire Board. The bylaws were further amended to provide that holders of a majority of the outstanding capital stock entitled to vote at a stockholders meeting would constitute a quorum. The bylaws had previously provided that one-third of the outstanding shares constituted a quorum.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT NUMBER                DESCRIPTION OF DOCUMENT
--------------                -----------------------
99.1                          Text of amendments to the Company's bylaws



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ATLAS AMERICA, INC.


                                                   By:    /s/ Michael S. Yecies
                                                          ---------------------
                                                   Name:  Michael S. Yecies
Date: May 16, 2005                                 Title: Secretary






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                                  EXHIBIT INDEX

EXHIBIT NUMBER                DESCRIPTION OF DOCUMENT
--------------                -----------------------
99.1                          Text of amendments to the Company's bylaws